UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 6, 2019

MACOM Technology Solutions Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35451	27-0306875
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Chelmsford Street Lowell, Massachusetts 01851
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (978) 656-2500
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 6, 2019, Robert J. McMullan resigned from his position as Senior Vice President and Chief Financial Officer of MACOM Technology Solutions Holdings, Inc. (the “Company”) for personal reasons. The Company has initiated a search to identify and recruit a new candidate for the role of Chief Financial Officer.
On April 10, 2019, the Company appointed Conor N. Hegarty, the Company’s Vice President, Financial Planning and Analysis, as principal financial officer and principal accounting officer of the Company, effective immediately. Mr. Hegarty, 52, has served as Vice President, Financial Planning and Analysis since August 2016. Previously, he served as Senior International Finance Director, of MACOM Technology Solutions Ltd., a subsidiary of the Company, from March 2011 to August 2016. Mr. Hegarty holds a Bachelor of Commerce from the University College Cork in Ireland and is a Chartered Management Accountant (ACMA, CGMA).
In connection with his appointment, the Company has granted Mr. Hegarty 10,000 restricted stock units under, and pursuant to the terms of, the Company’s 2012 Omnibus Incentive Plan, with 50% of such units vesting on February 15, 2020 and the remaining 50% vesting on February 15, 2021, subject to Mr. Hegarty’s continued employment with the Company through each vesting date. Additionally, Mr. Hegarty will enter into the Company’s standard form of indemnification agreement with the Company and will participate in the Company’s Amended and Restated Change in Control Plan.

Item 7.01.	Regulation FD Disclosure.
On April 11, 2019, the Company issued a press release announcing the departure of Mr. McMullan. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press Release issued by MACOM Technology Solutions Holdings, Inc., dated April 11, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACOM TECHNOLOGY SOLUTIONS HOLDINGS, INC.

Dated: April 11, 2019	By:	/s/ John Croteau
John Croteau
President and Chief Executive Officer